CLOSING AGREEMENT THIS CLOSING AGREEMENT (“Agreement”) dated as of September 4, 2025 (the “Closing Date”), by and among SUNSEEKER FLORIDA INC., a Florida corporation (“Resort Seller”), SUNSEEKER FLORIDA NORTH, INC., a Florida corporation (“Resort Adjacent Seller”), SUNSEEKER RESORTS, INC., a Nevada corporation (“Subject 9 Parcel Seller”), POINT CHARLOTTE, LLC, a Florida limited liability company (“Golf Course Seller”), and ALLEGIANT TRAVEL COMPANY, a Nevada corporation (“IP Seller”, together with Resort Seller, Resort Adjacent Seller, Subject 9 Parcel Seller, and Golf Course Seller, individually and collectively, “Seller”), and SUNSEEKER RESORT OWNER LLC, a Delaware limited liability company (“Resort Buyer”), SUNSEEKER GOLF OWNER LLC, a Delaware limited liability company (“Golf Buyer”), SUNSEEKER EXPANSION OWNER I LLC, a Delaware limited liability company (“Expansion Buyer I”), and SUNSEEKER EXPANSION OWNER II LLC, a Delaware limited liability company (“Expansion Buyer II”, together with Resort Buyer, Golf Buyer, and Expansion Buyer I, individually and collectively “Buyer” and together with Seller, each a “Party” and collectively the “Parties”). WHEREAS, the Parties have entered into that certain Agreement of Purchase and Sale dated as of July 3, 2025 (as amended, modified or otherwise supplemented from time to time, the “Purchase Agreement”) for the purchase and sale of the Assets as defined therein and as more particularly provided for therein; WHEREAS, the Parties desire to agree to certain matters in connection with the closing of the transactions provided for in the Purchase Agreement; NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the Parties agree as follows: 1. Recitals. The foregoing Recitals are true and correct and are incorporated by reference herein. 2. Definitions. Capitalized terms not otherwise defined herein shall have the meanings established under the Purchase Agreement. 3. Bookings. a. Section 3.4(m) of the Purchase Agreement is amended and restated to provide in its entirety as follows: Bookings. Thirty (30) days prior to the Closing, Seller shall provide to Buyer a true, correct and complete list in an organizational line-byline guest ledger format of current Bookings. On or prior to the Closing Date, Seller shall cancel the redemption capabilities for Allways Rewards® points for any Bookings made between the Effective Date and the Closing Date for reservations or events occurring on or after the Closing Date. b. Section 4.2(b) of the Purchase Agreement is amended and restated to provide in its entirety as follows: Exhibit 10.2

2 Bookings. Buyer shall honor all existing Bookings and all Bookings made between the Effective Date and the Closing Date for reservations or events occurring on or after the Closing Date made in the ordinary course of business; provided however, after the Closing Date, Buyer shall not be obligated to accept Allways Rewards® points from guests in connection with any Bookings. The provisions of this Section 4.2(b) shall survive the Closing. 4. Excluded Contracts and Terminated Contracts. a. A list of the Excluded Contracts are set forth on Exhibit A hereto. b. Section 3.4(d) of the Purchase Agreement is amended and restated to provide in its entirety as follows: Terminated Contracts. Prior to Closing, Seller shall give notice to each counterparty to the Terminated Contracts terminating each Terminated Contract. All termination fees and any other costs and expenses relating to such terminations shall be allocated between the Parties in the manner provided for in Section 4.2(a). c. Seller and Buyer shall reasonably cooperate to determine the cost of any termination fees associated with any Covered Contracts. All termination fees associated with any Covered Contracts shall subject to adjustment in accordance with Article X of the Purchase Agreement. 5. Cooperation. a. From and after the Closing until June 30, 2026, Buyer shall, at Seller’s reasonable written request and at no cost to Seller, reasonably cooperate with Seller and provide Seller with such information and documentation required by Seller including, without limitation, financial, employment and human resources information and documentation, in each case to facilitate the orderly close-out of Seller’s financial statements, tax reporting, tax returns and other books and records. In addition to the foregoing, Buyer shall, at Seller’s reasonable written request and at no cost to Seller, reasonably cooperate with Seller in connection with any claims relating to the Property that arise out of events that occurred prior to Closing (the “Pre-Closing Claims”), including by providing Seller with reasonable access to employees at the Property during business hours (to the extent such employees possess relevant knowledge on such matters); provided, however, (i) such cooperation shall not materially interfere with the conduct of Buyer’s business or operations and (ii) in no event shall Buyer or any of its Affiliates or its manager have any liability or obligation with respect to any such Pre-Closing Claims by reason of providing such cooperation. b. From and after the Closing until June 30, 2026, Seller shall, at Buyer’s reasonable written request and at no cost to Buyer, reasonably cooperate with Buyer and provide Buyer with access to such information and documentation as is reasonably requested by Buyer to facilitate the orderly transition of the Assets and related business operations. 6. Capital Expenditures Work.

3 a. Clause (iv)(B) of Section 3.4(e) of the Purchase Agreement is amended and restated in its entirety to provide as follows: “(B) one hundred twenty percent (120%) of the “costs remaining” for the Traffic Signal Work (the “Traffic Light Credit”), identified on Schedule 3.4(e), less any amounts previously paid by or on behalf of Seller after the Effective Date with respect to such Traffic Signal Work (provided such reasonable evidence of payment is provided to Buyer), with Buyer assuming the obligation to complete all such Traffic Signal Work after Closing;” b. The penultimate sentence of Section 3.4(e) of the Purchase Agreement is amended and restated in its entirety to provide as follows: For the avoidance of doubt, (x) Seller shall retain all insurance claims and all claims, counterclaims and causes of action with respect to the Capital Expenditures Work and shall be entitled to retain all proceeds, payments, collections, judgments and recoveries in respect thereof, (y) to the extent Buyer receives a credit for any Capital Expenditures Work under this Section 3.4(e), Buyer shall not receive a credit for such amounts pursuant to any provision of Article X herein and (z) with respect to the Traffic Signal Work, to the extent the actual costs incurred by Buyer in connection therewith are less than the Traffic Light Credit, Buyer shall reimburse Seller for the unused portion of the Traffic Light Credit as part of the adjustments provided for in Article X of the Purchase Agreement. The remainder of Section 3.4 (e) of the Purchase Agreement shall remain as provided therein without modification. c. Schedule 3.4(e) is amended to remove item “6” in its entirety. d. Seller shall retain any and all claims against contractor A. W. Hughey with respect to the Traffic Signal Work that arose prior to the date hereof. 7. Employee Matters. a. Periodically after the Closing (but not more frequently than quarterly), at the reasonable written request of Seller, Buyer shall provide Seller with information regarding Buyer’s ongoing full-time employment of those Continuing Employees identified on Exhibit B hereto, with such information to include verification of each such employee then employed by Buyer (or Buyer’s manager), confirmation that such employment has been continuous as a full- time employee (that is, regularly scheduled to work at least 30 hours per week) since the Closing Date and identification of any such employee whose employment with Buyer (or Buyer’s manager) has terminated, has had a break in service or has been less than full-time for any period of time. b. Pre-Closing Transition Training. At Closing, Buyer shall pay to Seller, as an adjustment to the Purchase Price, the sum of $47,474 for Seller’s wage cost of employees who

4 participated in the online “Hilton University Training”, which amount shall not be subject to further adjustment under Article X of the Purchase Agreement or otherwise. 8. Motor Vehicles. Contemporaneous with the Closing, Seller has executed and delivered to Buyer and Buyer’s title transfer agent, documents to initiate the transfer of title to the motor vehicles listed on Schedule 3.2(g) to the Purchase Agreement (the “Transferred Vehicles”). From and after Closing, the Parties shall use commercially reasonable efforts to take all action necessary to complete the full transfer of title to the Transferred Vehicles from Seller to Buyer. 9. Food Hall. Buyer accepts the credit against the Purchase Price of $603,097 (for “Replacement of flooring in food hall at Resort Property”) as provided for in Section 3.4(e) and Schedule 3.4(e) of the Purchase Agreement as full resolution of all claims with respect to the defects in the polished concrete flooring at the food hall and proximate areas of the Resort Property and agrees not to assert and claim or demand against any trade contractor, subcontractor or supplier in connection therewith. Notwithstanding the foregoing, the provisions of Section 11.1 shall remain in full force and effect. 10. General Provisions. a. The agreements of the Parties in this Closing Agreement shall constitute covenants of the Parties for purposes of the Purchase Agreement. b. This Closing Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. c. This Closing Agreement shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of New York. d. This Closing Agreement shall not be amended, altered or modified except by an instrument in writing duly executed by the Party against whom enforcement is sought. e. This Closing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. f. This Closing Agreement is entered into pursuant to and is subject to the terms and conditions of the Purchase Agreement. In the event of any conflict between the terms of this Closing Agreement and the Purchase Agreement, this Closing Agreement shall control. [Signature Pages Follow]

IN WITNESS WHEREOF, this Closing Agreement has been duly executed by the Parties as of the day and year first above written. RESORT SELLER: SUNSEEKER FLORIDA INC., a Florida corporation By: Name: Title: RESORT ADJACENT SELLER: SUNSEEKER FLORIDA NORTH INC., a Florida corporation By: Name: Title: SUBJECT 9 PARCEL SELLER SUNSEEKER RESORTS INC., a Nevada corporation By: Name: Title: GOLF COURSE SELLER: POINT CHARLOTTE, LLC, a Florida limited liability company By: Name: Title: IP SELLER: ALLEGIANT TRAVEL COMPANY, a Nevada corporation By: Name: Title: Docusign Envelope ID: E95B4245-F2A7-41E6-88BC-45E9ECBF8EC5 Authorized Officer Gregory Anderson Micah Richins President Micah Richins President President Micah Richins Micah Richins President

IN WITNESS WHEREOF, this Closing Agreement has been duly executed by the Parties as of the day and year first above written. RESORT BUYER: SUNSEEKER RESORT OWNER LLC a Delaware limited liability company By: Name: Scott Trebilco Title: Senior Managing Director and Vice President GOLF BUYER: SUNSEEKER GOLF OWNER LLC a Delaware limited liability company By: Name: Scott Trebilco Title: Senior Managing Director and Vice President EXPANSION BUYER I SUNSEEKER EXPANSION OWNER I LLC a Delaware limited liability company By: Name: Scott Trebilco Title: Senior Managing Director and Vice President EXPANSION BUYER II: SUNSEEKER EXPANSION OWNER II LLC a Delaware limited liability company By: Name: Scott Trebilco Title: Senior Managing Director and Vice President Docusign Envelope ID: 1588A3F6-39E3-4A80-B737-3DC3BA6DF903